Exhibit 10.16

	Schedule of Executed Operating Agreements
	By and Between Coverntry Corporation


Coventry Corporation a wholly-owned subsidary of Sterling House Corporation has entered into the following agreements with Elderly Living, Limited Partnership which vary only in the following material respects from Exhibit 10.15.

 Joint Venture                                      Facility
 Member/Partner        Project Entities      Dated  Location

SDR Development, Inc. Austin Development,   3/31/97 Findlay, OH
                      Limited

Elderly Living,       Bridgeport            3/31/97 Newark, OH
Limited Partnership   Development, Limited          Troy, OH

Elderly Living,       Newport               3/31/97 Georgetown, TX
Limited Partnership   Development, L.L.C

Elderly Living,       Waterford             3/31/97 Durant, OK
Limited Partnership   Development, L.L.C

Elderly Living,       Cornwall Development, 6/25/97 Fairfield, OH
Limited Partnership   Limited                       Greenville,  OH

Elderly Living,       Sherwood              6/5/97  New Braunfels, TX
Limited Partnership   Development, L.L.C            San Antonio-Whitby, TX

Elderly Living,       Winchester            6/18/97 Piqua, OH
Limited Partnership   Development, L.L.C            Springdale, OH

Elderly Living,       Glenwood              6/18/97 Brighton, CO
Limited Partnership   Development, L.L.C

Elderly Living,       Devon Development,    6/25/97 Urbana, OH
Limited Partnership   Limited                       Washington Twnsp, OH

SDR Development, Inc. Portsmouth            6/6/97  Waco, TX
                      Development, L.L.C            San Antonio-
                                                    Maltsberger Rd., TX
                                                    Tulsa-71st St., OK